Vanguard U.S. Value Fund

Supplement to the Prospectus and Summary Prospectus

Reorganization of Vanguard U.S. Value Fund into Vanguard Value Index Fund (collectively, the Funds)

The Board of Trustees of Vanguard Malvern Funds (the Trust) approved an agreement and plan of reorganization (the Agreement) whereby Vanguard U.S. Value Fund, a series of the Trust, would be reorganized with and into Vanguard Value Index Fund, a series of Vanguard Index Funds. The reorganization will consolidate the assets of the Funds and place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance; deliver a large expense ratio reduction for U.S. Value Fund shareholders; and create a larger combined fund which we anticipate will achieve greater economies of scale.

The reorganization was approved by U.S. Value Fund shareholders at a special meeting held on January 22, 2021, and is expected to close on or about February 5, 2021. Under the Agreement and after the closing, U.S. Value Fund shareholders will receive shares of the Value Index Fund in exchange for their shares of the U.S. Value Fund, and the U.S. Value Fund will cease operations.

We anticipate that the reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Closed to New Accounts

The U.S. Value Fund is closed to new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur.

© 2021 The Vanguard Group, Inc. All rights reserved.	PS 124B 012021
Vanguard Marketing Corporation, Distributor.

Vanguard Malvern Funds

Supplement to the Statement of Additional Information

Reorganization of Vanguard U.S. Value Fund into Vanguard Value Index Fund (collectively, the Funds)

The Board of Trustees of Vanguard Malvern Funds (the Trust) approved an agreement and plan of reorganization (the Agreement) whereby Vanguard U.S. Value Fund, a series of the Trust, would be reorganized with and into Vanguard Value Index Fund, a series of Vanguard Index Funds. The reorganization will consolidate the assets of the Funds and place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance; deliver a large expense ratio reduction for U.S. Value Fund shareholders; and create a larger combined fund which we anticipate will achieve greater economies of scale.

The reorganization was approved by U.S. Value Fund shareholders at a special meeting held on January 22, 2021, and is expected to close on or about February 5, 2021. Under the Agreement and after the closing, U.S. Value Fund shareholders will receive shares of the Value Index Fund in exchange for their shares of the U.S. Value Fund, and the U.S. Value Fund will cease operations.

We anticipate that the reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Closed to New Accounts

The U.S. Value Fund is closed to new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 078D 012021